Equity Investments (Schedule of Financial Information Related to Unconsolidated Entities Included in Consolidated Statement of Income) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Equity Investments [Abstract]
Revenues	$ 1,246,183	$ 1,236,915	$ 1,230,146
Operating costs and expenses	1,116,745	1,079,055	1,068,212
Income from continuing operations before taxes	$ 129,576	$ 157,762	$ 162,124